AGREEMENT AND PLAN OF MERGER

                              Among

                 SUPERIOR ENERGY SERVICES, INC.,

                    BAYTRON ACQUISITION, INC.

                               and

                          BAYTRON, INC.



                       Dated July 30, 1996

                        TABLE OF CONTENTS


ARTICLE 1 DEFINED TERMS....................................   1
     Section 1.1 Definitions...............................   1

ARTICLE 2 THE MERGER.......................................   4
     Section 2.1 Merger....................................   4
     Section 2.2 The Closing...............................   4
     Section 2.3 Filing of Certificate of Merger...........   4
     Section 2.4 The Effective Time; Effect of Merger......   4
     Section   2.5   Directors  and  Officers;  Articles  of
          Incorporation; By-laws............................  5

ARTICLE 3 CONVERSION OF STOCK; PAYMENT......................  5
     Section 3.1 Conversion of Shares of Baytron............  5
     Section 3.2 Delivery and Exchange of Certificates......  5

ARTICLE 4 REPRESENTATIONS AND WARRANTIES OF THE SHAREHOLDERS
     AND BAYTRON............................................  6
     Section 4.1 Ownership..................................  6
     Section 4.2 Authority..................................  6
     Section 4.3 Noncontravention...........................  6
     Section 4.4 Legal Proceedings..........................  6
     Section 4.5 Investment Representation..................  6
     Section 4.6 Organization;  Qualification; Subsidiaries.  8
     Section 4.7 Capital Stock..............................  8
     Section  4.8  Corporate Authorization;  Enforceability.  8
     Section 4.9 No Conflict................................  9
     Section 4.10 Consent...................................  9
     Section 4.11 Charter and Bylaws........................  9
     Section 4.12 Baytron's Financial Statements............  9
     Section 4.13 Accounts Receivable.......................  9
     Section 4.14 Absence of Certain Changes................ 10
     Section 4.15 Suppliers and Customers................... 11
     Section 4.16 Properties................................ 11
     Section 4.17 Permits; Compliance with Laws............. 12
     Section 4.18 Material Contracts........................ 12
     Section 4.19 Litigation................................ 12
     Section 4.20 Environmental Matters..................... 12
     Section 4.21 ERISA and Related Matters................. 12
     Section 4.22 Taxes..................................... 14
     Section 4.23 Transactions with Certain Persons......... 17
     Section 4.24 Intellectual Property..................... 17
     Section 4.25 Insurance................................. 18
     Section 4.26 Safety and Health......................... 18
     Section 4.27 Bank Accounts; Powers of Attorney......... 18
     Section 4.28 Compensation Agreements................... 18
     Section 4.29 Director and Officer Indemnification...... 18
     Section 4.30 Documents and Written Materials........... 18
     Section  4.31  Effectiveness   of  Representations  and
          Warranties.........................................18

ARTICLE 5 REPRESENTATIONS AND WARRANTIES OF SESI............. 18
     Section 5.1 Organization...............................  18
     Section 5.2 Capitalization.............................  18
     Section 5.3 Authority; Enforceability..................  19
     Section 5.4 Consents and Approvals; Conflicts..........  19
     Section 5.5 SESI Stock.................................  20
     Section 5.6 SESI Disclosure............................  20
     Section 5.7 Effectiveness of Representations and
        Warranties........................................... 20

ARTICLE 6 PRE-CLOSING COVENANTS.............................. 20
     Section 6.1 Legal Requirements to Merger................ 20
     Section 6.2 Access to Properties and Records............ 20
     Section 6.3 Conduct of Business......................... 20
     Section 6.4 Public Statements........................... 21
     Section 6.5 No Solicitation............................. 21
     Section 6.6 Update Information.......................... 21

ARTICLE 7 CLOSING CONDITIONS................................. 21
     Section 7.1 Conditions Applicable to all Parties........ 21
     Section 7.2  Conditions  to  Obligations  of  SESI  and
          Baytron Acquisition................................ 22
     Section  7.3  Conditions  to Obligations of Baytron and
          Shareholders....................................... 22

ARTICLE 8 POST-CLOSING COVENANTS............................. 23
     Section 8.1 Bonus Pool.................................. 23
     Section 8.2 Motor Home.................................. 23
     Section 8.3 Location.................................... 23
     Section 8.4 Registration and Repurchase Rights.......... 23

ARTICLE 9 TERMINATION AND AMENDMENT.......................... 26
     Section 9.1 Termination................................. 26
     Section 9.2 Effect of Termination....................... 26
     Section 9.3 Amendment................................... 27
     Section 9.4 Extension; Waiver........................... 27

ARTICLE 10 INDEMNIFICATION; REMEDIES......................... 27
     Section 10.1 Indemnification by Seller.................. 27
     Section 10.2 Indemnification by SESI.................... 27
     Section 10.3 Notice and Defense  of  Third Party Claims. 28

ARTICLE 11 MISCELLANEOUS....................................  28
     Section 11.1 Confidentiality...........................  28
     Section  11.2  Survival of Representations,  Warranties
          and Agreements....................................  29
     Section 11.3 Notices...................................  29
     Section 11.4 Headings; Gender..........................  29
     Section  11.5  Entire   Agreement;   No   Third   Party
          Beneficiaries.....................................  30
     Section 11.6 Governing Law.............................  30
     Section 11.7 Assignment................................  30
     Section 11.8 Severability..............................  30
     Section 11.9 Counterparts..............................  30


Exhibits

A    - Form of Certificate of Merger
B    - Form of Employment Agreement
C    - Form of Disclosure Schedule

                   AGREEMENT AND PLAN OF MERGER

     This AGREEMENT AND PLAN OF MERGER, dated July 30, 1996 (this "Agreement"), is by and among Superior Energy Services, Inc., a Delaware corporation ("SESI"), its wholly-owned subsidiary, Baytron Acquisition, Inc., a Louisiana corporation ("Baytron Acquisition"), and Baytron, Inc., a Louisiana corporation ("Baytron"), and the following shareholders of Baytron: James Edwards and Judy Edwards (each of whom are referred to collectively herein as the "Shareholders" and sometimes individually as a "Shareholder").

                       W I T N E S S E T H:

     WHEREAS, the Board of Directors of Baytron and the Boards of Directors of SESI and Baytron Acquisition have determined it to be desirable and mutually advantageous to enter into a business combination to be effected by the merger of Baytron with and into Baytron Acquisition on the terms and subject to the conditions set forth herein; and

     WHEREAS, the parties hereto intend that, for federal income tax purposes, the merger will constitute a reorganization within the meaning of Sections 368(a)(1)(A) and 368(a)(2)(D) of the Internal Revenue Code of 1986, as amended, and that this Agreement constitute a plan of reorganization.

     NOW, THEREFORE,  in  consideration  of  the representations,
warranties,  covenants  and  agreements  herein  contained,   the
parties hereto agree as follows:


                            ARTICLE 1
                          DEFINED TERMS

     Section  1.1  Definitions.   In  addition  to  the other
defined terms used herein, as used in this Agreement, the following terms when capitalized have the meanings indicated.

     "Affiliate" shall have the meaning ascribed by Rule 12b-2 promulgated under the Exchange Act.

     "Applicable Law" shall mean any statute, law, rule or regulation or any judgement, order, writ, injunction or decree of any Governmental Entity to which a specified Person or its property is subject.

     "Agreement" shall mean this Agreement and Plan of Merger, including the Exhibits hereto, all as amended or otherwise modified from time to time.

     "Baytron Annual Financial Statements" shall mean the unaudited balance sheet and related unaudited statements of income, stockholders' equity and cash flows, and the related notes thereto of Baytron as of and for the fiscal year ended September 30, 1995.

     "Baytron Common Stock" shall mean the common stock, without par value, of Baytron.

     "Baytron Financial Statements" shall mean the Baytron Annual
Financial   Statements   and   the  Baytron   Interim   Financial
Statements, collectively.

     "Baytron  Interim  Financial   Statements"  shall  mean  the
unaudited balance sheet, and the related unaudited statements of income and cash flows of Baytron as of and for the seven-month period ended April 30, 1996.

     "Benefit Arrangement" shall mean any employment, severance or similar contract, or any other contract, plan, policy or arrangement (whether or not written) providing for compensation, bonus, profit-sharing, stock option or other stock related rights or other forms of incentive or deferred compensation, vacation benefits, insurance coverage (including any self-insured arrangement), health or medical benefits, disability benefits, severance benefits and post-employment or retirement benefits (including compensation, pension, health, medical or life insurance benefits), other than the Employee Plans, that (A) is maintained, administered or contributed to by the employer and
(B) covers any employee or former employee of the employer.

     "Business Day" shall mean a day other than a Saturday, a Sunday or a day on which national banks are closed.

     "Certificate of Merger" shall mean the Certificate of Merger in the form attached hereto as Exhibit "A."

     "Closing" means the consummation of the Merger and the other transactions contemplated by this Agreement.

     "Closing Date" shall mean the date on which the Closing occurs.

     "Code" shall mean the Internal Revenue Code of 1986, as amended.

     "Disclosure Schedule" shall mean the disclosure schedules and other documents attached hereto as Exhibit "C" prepared by Baytron and the Shareholders in accordance with the applicable provisions of this Agreement.

     "Effective Time"  shall  have  the meaning ascribed to it in
Section 2.4 hereof.

     "Employee Plan" means a plan or  arrangement  as  defined in
Section 3(3) of ERISA, that (A) is subject to any provision of ERISA, (B) is maintained, administered or contributed to by the employer and (C) covers any employee or former employee of the employer.

     "ERISA" means the Employee Retirement Income Security Act of
1974, as amended, and the rules and regulations promulgated thereunder.

     "Exchange  Act" shall mean the Securities  Exchange  Act  of
1934, as amended.


     "Exercise Price" means the average of the daily last sales price of SESI Common Stock on the Nasdaq National Market as reported in the Wall Street Journal for the 20 consecutive trading days immediately preceding the date SESI receives a request for registration of Registrable Shares pursuant to
Section 8.4(a).

     "Governmental Entity" shall mean any court or tribunal in any jurisdiction or any public, governmental or regulatory body, agency, department, commission, board, bureau or other authority or instrumentality.

     "Leases" shall mean any executory lease to which Baytron is subject having future rental payments of more than $5,000 in the aggregate.

     "Liens" shall mean pledges, liens, defects, leases, licenses, equities, conditional sales contracts, charges, claims, encumbrances, security interests, easements, restrictions, chattel mortgages, mortgages or deeds of trust, of any kind or nature whatsoever.

     "Material Contract" means any executory contract, agreement or other understanding, whether or not reduced to writing, to which Baytron or its property is subject, which provides for future payments of more than $5,000 in the aggregate.

     "Multiemployer Plan" means a plan or arrangement as defined in Section 4001(a)(3) and 3(37) of ERISA.

     "Permitted Liens" shall mean any mechanic's, worker's, materialmen's, operator's, maritime or other liens arising as a matter of law in the ordinary course of business.

     "Person" shall mean an individual, firm, corporation, general or limited partnership, limited liability company, limited liability partnership, joint venture, trust, governmental authority or body, association, unincorporated organization or other entity.

     "Pre-Closing Periods" shall mean all Tax periods ending at or before the Effective Time and, with respect to any Tax period that includes but does not end at the Effective Time, the portion of such period that ends at and includes the Effective Time.

     "Proceedings" shall mean any suit, action, proceeding, dispute or claim before or investigation by any Governmental
Entity.

     "Registrable  Shares"  means SESI Common Stock issued to the
Shareholders pursuant to this Agreement that cannot then be sold without restriction under Rule 145(d) under the Securities Act.

     "Returns"  shall  mean  all  returns,   reports,  estimates,
declarations and statements of any nature regarding Taxes for any Pre-Closing Period required to be filed by the taxpayer relating to its income, properties or operations.

     "SESI Common Stock" means the shares of common stock, $.001 par value per share, of SESI.

     "SESI Disclosure Documents" shall mean SESI's Annual Report on Form 10-KSB for the year ended December 31, 1995, SESI's Quarterly Report on Form 10-QSB for the quarter ended March 31, 1996 and any other document filed by SESI with the Securities and Exchange Commission in accordance with the Exchange Act prior to the Closing Date.

     "Securities Act" shall mean the Securities Act of 1933, as amended.

     "Surviving   Corporation"  shall  mean  Baytron  Acquisition
following the Effective Time.

     "Taxes" shall mean any federal, state, local, foreign or other taxes (including, without limitation, income, alternative minimum, franchise, property, sales, use, lease, excise, premium, payroll, wage, employment or withholding taxes), fees, duties, assessments, withholdings or governmental charges of any kind whatsoever (including interest, penalties and additions to tax).


                            ARTICLE 2
                            THE MERGER

     Section   2.1   Merger.    At  the  Effective  Time,  in
accordance with the terms and subject to conditions of this Agreement and the Louisiana Business Corporation Law, Baytron shall merge with and into Baytron Acquisition, the separate existence of Baytron shall cease, and Baytron Acquisition shall continue as the Surviving Corporation.

     Section 2.2 The Closing. Unless this Agreement shall have been terminated pursuant to the provisions hereof and subject to satisfaction or waiver of the conditions specified in
Section 7 hereof, the Closing shall take place at the offices of Jones, Walker, Waechter, Poitevent, Carrere & Denegre L.L.P. in New Orleans, Louisiana, commencing at 10:00 a.m., local time, on or before July 31, 1996. If all conditions set forth in Section 7 hereof are satisfied or duly waived, at the Closing (a) the certificates, agreements and instruments specified in Section 7 shall be delivered, (b) the appropriate officers of Baytron Acquisition shall execute, deliver and acknowledge the Certificate of Merger and the appropriate officers of Baytron and Baytron Acquisition shall execute the certifications and acknowledgments of this Agreement required by the Louisiana Business Corporation Law and (c) the parties shall take such further action as is required to consummate the transactions contemplated by this Agreement.

     Section   2.3   Filing   of   Certificate   of   Merger.
Immediately following its execution and acknowledgment, the Certificate of Merger shall be delivered, respectively, to the Secretary of State of Louisiana for filing, and the Certificate of Merger shall thereafter be recorded in the manner required by the Louisiana Business Corporation Law.

     Section 2.4 The Effective Time; Effect of Merger. The Merger shall be effective upon the filing of the Certificate of Merger with the Secretary of State of the State of Louisiana, or at such other time and date as is provided in the Certificate of Merger pursuant to the mutual agreement of Baytron and SESI (the "Effective Time"). Upon the Effective Time and by virtue of the Merger, the Surviving Corporation shall possess all the rights, privileges and franchises possessed by Baytron and the Surviving Corporation shall be responsible for all of the liabilities and obligations of Baytron in the same manner as if the Surviving Corporation had itself incurred such liabilities or obligations, and the Merger shall have such other effects as are provided in the Louisiana Business Corporation Law.

     Section   2.5   Directors   and  Officers;  Articles  of
Incorporation; By-laws.

          (a)  After   the  Effective  Time   and   until   their
successors shall have been duly elected or appointed, the directors and officers of Baytron Acquisition will be the directors and officers of the Surviving Corporation.

          (b)  The   Articles   of   Incorporation   of   Baytron
Acquisition, as in effect  immediately  prior  to  the  Effective
Time, shall be amended as provided in the Certificate of Merger to change its name to "Baytron, Inc."

          (c)  The  By-laws  of  Baytron Acquisition as in effect
immediately prior to the effective  time, shall be the By-laws of
the  Surviving  Corporation  after  the  Effective   Time   until
thereafter duly amended.


                            ARTICLE 3
                   CONVERSION OF STOCK; PAYMENT

     Section 3.1 Conversion of Shares of Baytron.

          (a) At the Effective Time, by reason of the Merger, each of the issued and outstanding shares of Baytron Common Stock immediately prior to the Effective Time shall, by virtue of the Merger, be converted into the right to receive (i) 550 shares of SESI Common Stock (i.e., 550,000 shares in the aggregate) and
(ii) $1,100 cash (i.e., $1,100,000 in the aggregate). Each share of Baytron Common Stock held in treasury shall be canceled.

          (b) At the Effective Time, by reason of the Merger, each share of Baytron Common Stock outstanding immediately prior to the Merger shall be canceled.

     Section 3.2 Delivery and Exchange of Certificates. Following the Effective Time, the Shareholders shall deliver to Baytron Acquisition all certificates formerly representing shares of Baytron Common Stock. Upon such delivery, SESI shall deliver to each Shareholder a certificate representing the shares of SESI Common Stock into which such shares of Baytron Common Stock have been converted together with the cash payment specified in
Section 3.1(a). Until so delivered, each certificate which, before the Effective Time, represented shares of Baytron Common Stock, shall be deemed for all purposes to represent the number of whole shares of SESI Common Stock into which the shares of Baytron Common Stock theretofore represented thereby shall have been converted.


                            ARTICLE 4
                  REPRESENTATIONS AND WARRANTIES
                 OF THE SHAREHOLDERS AND BAYTRON

     Except as set forth in the Disclosure Schedule, (a) each Shareholder, with respect to matters relating to himself or herself, represents and warrants to and agrees with SESI and
Baytron Acquisition as set forth as follows in Sections 4.1 through 4.5 and (b) each Shareholder and Baytron, jointly, severally and in solido, represent and warrant to and agree with SESI and Baytron Acquisition as follows with respect to the matters set forth in Sections 4.6 through 4.31:

     Section 4.1 Ownership. Each Shareholder is, and at the Effective Time will be, the record and beneficial owner of the number of shares of Baytron Common Stock, which are represented by the certificates bearing the numbers, shown opposite his or her name in the Disclosure Schedule. Each Shareholder has and at the Effective Time will have good and marketable title to all such shares and the absolute right to deliver such shares in accordance with the terms hereof, free and clear of all Liens.

     Section 4.2 Authority. Each Shareholder has full legal right, power and authority to execute, deliver and perform this Agreement and to consummate the transactions contemplated hereby. This Agreement has been duly executed and delivered by each Shareholder and constitutes, and each other agreement, instrument or documents executed or to be executed by such Shareholder in connection with the transactions contemplated hereby has been, or when executed will be, duly executed and delivered by such Shareholder and constitutes, or when executed and delivered will constitute, a valid and legally binding obligation of such Shareholder, enforceable against such Shareholder in accordance with their respective terms, except that such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium and similar laws affecting creditors' rights generally and equitable principles which may limit the availability of certain equitable remedies in certain instances.

     Section 4.3 Noncontravention. The execution, delivery and performance by each Shareholder of this Agreement and the consummation by each Shareholder of the transactions contemplated hereby do not and will not (a) result in the creation or imposition of any Lien upon the Baytron Common Stock held by such Shareholder or (b) violate any Applicable Law binding upon such Shareholder.

     Section 4.4 Legal Proceedings. There are no Proceedings pending or, to the best of knowledge of the Shareholders threatened seeking to restrain, prohibit or obtain damages or other relief in connection with this Agreement or the transactions contemplated hereby.

     Section 4.5 Investment Representation.

          (a) Each Shareholder is acquiring the SESI Common Stock in connection with the Merger for investment for his or her own account and not with a view to, or for sale or other disposition in connection with, any distribution of all or any part thereof except (i) in an offering covered by a registration statement filed with the Securities and Exchange Commission under the Securities Act covering the SESI Common Stock acquired by the Shareholder in connection with the Merger or (ii) pursuant to an applicable exemption under the Securities Act. In receiving the SESI Common Stock in connection with the Merger, such Shareholder is not offering or selling, and will not offer and sale, for SESI in connection with any distribution of such SESI Common Stock, and such Shareholder does not have any contract, undertaking, agreement or arrangement with any person for the distribution of the SESI Common Stock and will not participate in any undertaking or in any underwriting of such an undertaking except in compliance with Applicable Law.

          (b) Each Shareholder represents that he or she is an "accredited investor" as that term is defined in Regulation D under the Securities Act and that he or she is able to fend for himself or herself and can bear the economic risk of his or her investment in the SESI Common Stock.

          (c) Each Shareholder has such knowledge and experience in financial and business matters that he or she is capable of evaluating the merits and risks of an investment in SESI Common
Stock.

          (d) Each Shareholder has received from SESI and has reviewed with his or her representatives a copy of each of the SESI Disclosure Documents. Each Shareholder has also been afforded access to information about SESI and SESI's financial position, results of operation, business, property and management sufficient to enable him or her to evaluate an investment in SESI Common Stock, and has had the opportunity to ask questions of and has received satisfactory answers from SESI concerning the foregoing matters.

          (e) Each Shareholder understands that the SESI Common Stock acquired pursuant hereto have not been registered under the Securities Act on the basis that the sale provided for in this Agreement and the issuance of SESI's Common Stock hereunder is exempt from registration under the Securities Act, and that SESI's reliance on such exemption is based, in part, upon such Shareholder's representations set forth herein.

          (f)  Each  Shareholder  understands that the shares  of
SESI Common Stock to be issued in the Merger will not be registered under the Securities Act, that such shares will be "restricted securities" as that term is defined in Rule 144 promulgated by the Securities and Exchange Commission under the Securities Act, and that the Shareholder cannot transfer such shares unless they are subsequently registered under the Securities Act and under any applicable state securities law or are transferred in a transfer that, in the opinion of counsel satisfactory to SESI, is exempt from such registration. Each Shareholder further understands that SESI will, as a condition to the transfer of any such shares, require that the request for transfer be accompanied by an opinion of counsel, in form and substance satisfactory to SESI, to the effect that the proposed transfer does not result in a violation of the Securities Act or any applicable state securities law, unless such transfer is covered by an effective registration statement. Each Shareholder understands that such shares of SESI Common Stock may not be sold publicly in reliance on the exemption from registration under the Securities Act afforded by Rule 144 unless and until the minimum holding period (currently two years) and other requirements of Rule 144 have been satisfied.

          (g) Each Shareholder understands and agrees that all certificates evidencing the shares of SESI Common Stock issued hereunder will bear restrictive legends in substantially the following form:

               The securities represented  by this
               certificate     have    not    been
               registered under the Securities Act
               of 1933, as amended (the "Act"), or
               any applicable state  law,  and may
               not    be    transferred    without
               registration under the Act and  any
               such  state  law  or  an opinion of
               counsel    satisfactory   to    the
               corporation  that  registration  is
               not required.

     Section 4.6 Organization; Qualification; Subsidiaries. Baytron is a corporation duly organized, validly existing and in good standing under the laws of the State of Louisiana, having all requisite corporate power and authority to own its property and to carry on its business as it is now being conducted. No actions or proceedings to dissolve Baytron are pending. Baytron is duly qualified or licensed to do business and is in good standing in each jurisdiction in which the property owned, leased or operated by it or the conduct of its business requires such qualification or licensing. Baytron has no subsidiaries or equity interests in any other Person.

     Section 4.7 Capital Stock. The authorized capital stock of Baytron consists of 1,000 shares of Baytron Common Stock, of which 1,000 shares are issued and outstanding and none are held in its treasury. All issued and outstanding shares of Baytron Common Stock have been duly authorized and are validly issued, fully paid and non-assessable. There are no outstanding stock options or other rights to acquire any shares of the capital stock of Baytron or any security convertible into Baytron Common Stock and Baytron has no obligation or other commitment to issue, sell or deliver any of the foregoing or any shares of its capital stock. All shares of Baytron Common Stock have been issued in compliance with all legal requirements and without violation of any pre-emptive or similar rights.

     Section 4.8 No Conflict. Neither the execution and the delivery of this Agreement by Baytron, nor the consummation of the transactions contemplated hereby do or will (a) violate, conflict with, or result in a breach of any provisions of, (b) constitute a default (or an event which, with notice or lapse of time or both, would constitute a default) under, (c) result in the termination of or accelerate the performance required by, (d) result in the creation of any Lien, upon any of Baytron's properties or assets under any of the terms, conditions or provisions of its Articles of Incorporation or By-laws or any note, bond, mortgage, indenture, deed of trust, lease, license, loan agreement or other instrument or obligation to or by which it or any of its assets is bound, or (e) violate any order, writ, injunction, decree, statute, rule or regulation of any Governmental Entity applicable to it or any of its assets.

     Section 4.9 Consent. No consent, approval, order or authorization of, or declaration, filing or registration with, any Governmental Entity or other Person is required to be obtained or made by Baytron in connection with the execution, delivery or performance by Baytron of this Agreement or the consummation by it of the transactions contemplated hereby.

     Section 4.10 Charter and Bylaws. Baytron has made available to SESI accurate and complete copies of (a) the Articles of Incorporation and By-laws of Baytron, (b) the stock records of Baytron and (c) the minutes of all meetings of the Board of Directors of Baytron, any committees of such board and the stockholders of Baytron (and all consents in lieu of such meetings). Such records, minutes and consents accurately reflect the stock ownership of Baytron and all actions taken by the Board of Directors, committees and stockholders. Baytron is not in violation of any provision of its Articles of Incorporation or By-laws.

     Section 4.11 Baytron's Financial Statements. The Disclosure Schedule contains true and complete copies of the Baytron Financial Statements. The Baytron Financial Statements (a) have been prepared from the books and records of Baytron and are complete, correct and in accordance with the books of account and records of the Company and (b) accurately and fairly present Baytron's financial position as of the respective dates thereof and results of operations and cash flows for the periods then ended. Baytron has not since the date of the Baytron Interim Financial Statements incurred any liability or obligation
(whether accrued, absolute, contingent, unliquidated or otherwise), except (i) liabilities reflected in the Baytron Interim Financial Statements, (ii) liabilities described in the notes accompanying the Baytron Annual Financial Statements, (iii) current liabilities which have arisen since the date of the Baytron Interim Financial Statements in the ordinary course of business (none of which is a material liability for breach of contract, tort or infringement) and (iv) liabilities arising under executory contracts entered into in the ordinary course of business (none of which is a material liability for breach of contract).

     Section 4.12 Accounts Receivable. All of the accounts receivable reflected on the Baytron Interim Financial Statements or created thereafter have arisen only from bona fide transactions in the ordinary course of business, represent valid obligations owing to Baytron and have been accrued in accordance with generally accepted accounting principles. All such accounts receivable either have been collected in full or will be collectible in full when due, without any counterclaims, setoffs or other defenses and without provision for any allowance for uncollectible accounts other than such allowance as appears in the Baytron Interim Financial Statements.

     Section 4.13 Absence of Certain Changes. Since April 30, 1996 there has been no event or condition of any character that has had, or can reasonably be expected to have, a material adverse effect on the financial condition, results of operations, cash flow, business or prospects of Baytron. Baytron has not since April 30, 1996:

          (a) made any material change in the conduct of its business and operations or failed to operate its business so as to preserve its business organization intact and to preserve the good will of its customers, suppliers and others with whom it has significant business relations;

          (b) entered into any agreement or transaction not in the ordinary course of business;

          (c) incurred any obligation or liability, absolute or contingent, except trade or business obligations incurred in the ordinary course of business or sales, income, franchise, or ad valorem taxes accruing or becoming payable in the ordinary course of business;

          (d)  declared   or   paid   any   dividend   or   other
distribution with respect to any of its capital stock or purchased any of its capital stock;

          (e) acquired or disposed of any assets material to its business or operations;

          (f) subjected any of its assets to any Lien other than Permitted Lien;

          (g)  increased  the  rate  of  compensation  (including
bonuses,   contingent   severance  payments,  retirement,  profit
sharing, benefit or similar payments) payable or to become payable to any of its officers, directors or employees;

          (h) adopted any employee welfare, pension, retirement, profit sharing or similar plan or made any material addition to or modification of existing plans;

          (i) experienced any labor trouble or any controversy or unsettled grievance involving any personnel;

          (j) terminated or received notice of the termination of any contract, commitment or transaction that is material to it, or waived any right of material value to it;

          (k)  made   any   material  change  in  any  accounting
principle, procedure or practice followed by it;

          (l) issued any stock or merged or consolidated with any other business or agreed to do so;

          (m) made any capital expenditure or entered into any Lease;

          (n) borrowed any money or guaranteed or assumed any indebtedness of others;

          (o) suffered any extraordinary losses or any material damage, destruction or casualty with respect to its assets, or experienced any events, conditions, losses or casualties which have resulted in or might result in claims under its insurance policies of an aggregate of $5,000 or more;

          (p)  loaned any money to any Person;

          (q)  defaulted   under   any  note,   loan,   mortgage,
guarantee  or other instrument of indebtedness  or  any  Material
Contract;

          (r) received any notification, warning or inquiry from or given any notification to or had any communication with any Governmental Entity, with respect to any proposed remedial action or any violation or alleged or possible violation of any law, rule, regulation or order relating to or affecting its business, nor are any facts known to Baytron that may reasonably be expected to give rise to any such notification, warning or inquiry;

          (s) transferred any asset, right or interest to, or entered into any transaction with any Shareholder or any of their Affiliates;

          (t)  amended its Articles of Incorporation or Bylaws;

          (u) received notice or had knowledge or reason to believe that any substantial customer of Baytron has terminated or intends to terminate its relationship with Baytron;

          (v) waived any right in connection with any aspect of its business that could have a material effect on the business of Baytron; or

          (w) made any agreement or commitment to do any of the foregoing.

     Section 4.14 Suppliers and Customers. To the best knowledge of the Shareholders, (a) no supplier providing products, materials or services to Baytron intends to cease selling such products, materials or services to Baytron or to limit or reduce such sales to Baytron or materially alter the terms or conditions of such sales and (b) no customer of Baytron intends to terminate, limit or reduce its or their business relations with Baytron.

     Section 4.15 Properties.

          (a) Baytron has good title to all material properties and assets reflected on the Baytron Financial Statements, free and clear of any Liens, except Permitted Liens.

          (b) The Disclosure Schedule sets forth a complete and correct list of all Leases, all of which are valid and enforceable and in full force and effect. Complete and correct copies of each Lease have been furnished to SESI. Baytron is in full compliance with and has not received a notice of default under any Lease and Baytron is not involved in any dispute under any Lease, the effect of which would have a material adverse effect on the business, assets or financial condition of Baytron.

          (c) Baytron does not own, and has never owned, any real property other than as described in the Disclosure Schedule.

     Section 4.16 Permits; Compliance with Laws. Baytron (a) has all necessary permits, licenses and governmental authorizations required for the lease, ownership, occupancy or operation of its properties and assets and the carrying on of its business, and
(b) has conducted its business in substantial compliance with and is in substantial compliance with all applicable laws, regulations, orders, permits, judgments, ordinances or decrees of any Governmental Entity.

     Section 4.17 Material Contracts. The Disclosure Schedule lists and describes all Material Contracts. A complete and correct copy of each Material Contract has been furnished to or made available to SESI. Each Material Contract is valid, binding and enforceable, except to the extent that enforcement may be limited by bankruptcy, reorganization, insolvency and other similar laws and court decisions relating to or affecting the enforcement of creditors' rights generally and by equitable principles. Baytron and each other party to each Material Contract are in compliance in all material respects with the provisions of such Material Contract.

     Section 4.18 Litigation. There are no Proceedings pending or threatened against Baytron and, to the best knowledge of the Shareholders, there have been no events and there are no facts or circumstances that could result in any Proceedings.

     Section 4.19 Environmental Matters. Baytron is not in violation of any applicable laws or regulations relating to the environment and Baytron is not a party to any proposed removal, remedy or remedial action. Baytron has not received any notice that any investigation, administrative order, consent order and agreement, removal or remedial action, litigation or settlement with respect to any environmental permit, law or regulation is proposed, threatened, anticipated or in existence with respect to any of Baytron's leased or owned properties. The properties currently and previously leased or owned by Baytron are not and have never been on or associated with any "national priorities" list or any equivalent state list or any federal or state "superlien" list.

     Section 4.20 ERISA and Related Matters.

          (a) The Disclosure Schedule lists each Employee Plan that Baytron maintains, administers, contributes to, or has any contingent liability with respect thereto. Baytron has provided a true and complete copy of each such Plan, current summary plan description, (and, if applicable, related trust documents) and all amendments thereto and written interpretations thereof together with (i) all annual reports, if any, that have been prepared in connection with each such Employee Plan; (ii) all material communications received from or sent to the Internal Revenue Service or the Department of Labor within the last two years (including a written description of any oral communications); and (iii) the most recent Internal Revenue Services determination letter with respect to each Employee Plan and the most recent application for a determination letter.

          (b) The Disclosure Schedule identifies each Benefit Arrangement that Baytron maintains, or administers. Except as set forth in the Disclosure Schedule, Baytron has made all contributions to and has no contingent liability with respect to any of its Benefit Arrangements. Baytron has furnished to SESI copies or descriptions of each Benefit Arrangement. To the knowledge of each of the Shareholders, each Benefit Arrangement has been maintained in substantial compliance with its terms and with the requirements prescribed by any and all statutes, orders, rules and regulations which are applicable to such Benefit Arrangement.

          (c) Benefits under any Employee Plan or Benefit Arrangement are as represented in said documents and have not been increased or modified (whether written or not written) subsequent to the dates of such documents. Baytron has not communicated to any employee or former employee any intention or commitment to modify any Employee Plan or Benefit Arrangement or to establish or implement any other employee or retiree benefit or compensation arrangement.

          (d) Baytron does not maintain, administer, or become obligated to contribute to or have any contingent liability with respect to any Multiemployer Plan or any Title IV Plan.

          (e) Each Employee Plan which is intended to be qualified under Section 401(a) of the Code is so qualified and has been so qualified during the period from its adoption to date, and, to the best knowledge of each of the Shareholders, no event has occurred since such adoption that would adversely affect such qualification and each trust created in connection with each such Employee Plan forming a part thereof is exempt from tax pursuant to Section 501(a) of the Code. To the best knowledge of each of the Shareholders, each Employee Plan has been maintained and administered in compliance with its terms and with the requirements prescribed by any and all applicable statutes, orders, rules and regulations, including but not limited to ERISA and the Code.

          (f) To the best knowledge of the Shareholders, full payment has been made of all amounts which Baytron is or has been required to have paid as contributions to any Employee Plan or Benefit Arrangement under applicable law or under the terms of any such plan or any arrangement.

          (g) To the best knowledge of each of the Shareholders, neither Baytron nor any of its shareholders, directors, officers or employers has engaged in any transaction with respect to an Employee Plan that could subject Baytron to a tax, penalty or liability for a prohibited transaction, as defined in Section 406 of ERISA or Section 4975 of the Code.

          (h) To the best knowledge of each of the Shareholders, Baytron has no current or projected liability in respect of post-retirement or post-employment welfare benefits for retired, current or former employees. No health, medical, death or survivor benefits have been provided under any Benefit Arrangement to any person who is not an employee or former employee of Baytron or a dependent thereof.

          (i) There is no litigation, administrative or arbitration proceeding or other dispute pending or threatened that involves any Employee Plan or Benefit Arrangement which could reasonably be expected to result in a liability to Baytron, any employees or directors of Baytron, or any fiduciary (as defined in ERISA Section 3(21)) of such Employee Plan or Benefit Arrangement.

          (j) No employee or former employee of Baytron will become entitled to any bonus, retirement, severance, job security or similar benefit or enhanced benefit (including acceleration of compensation, an award, vesting or exercise of an incentive award) or any fee or payment of any kind solely as a result of any of the transactions contemplated hereby.

          (k) Baytron is not a party to any agreement, contract, arrangement or plan that has resulted or would result, separately or in the aggregate, in the payment of any "excess parachute payments" within the meaning of Section 280G of the Code (i.e., a golden parachute).

     Section 4.21 Taxes.

          (a) All Returns required to be filed by or on behalf of Baytron have been duly filed on a timely basis and such Returns (including all attached statements and schedules) are true, complete and correct. All Taxes shown to be payable on the Returns or on subsequent assessments with respect thereto have been paid in full on a timely basis, and no other Taxes are payable by Baytron with respect to items or periods covered by such Returns (whether or not shown on or reportable on such Returns) or with respect to any period prior to the Closing Date.

          (b) Baytron has withheld and paid over all Taxes required to have been withheld and paid over (including any estimated taxes), and has complied with all information reporting and backup withholding requirements, including maintenance of required records with respect thereto, in connection with amounts paid or owing to any employee, creditor, independent contractor, or other third party.

          (c) There are no Liens on any of the assets of Baytron with respect to Taxes, other than Liens for Taxes not yet due and payable or for Taxes that are being contested in good faith through appropriate proceedings and for which appropriate reserves have been established.

          (d) Baytron has furnished or made available to SESI true and complete copies of: (i) all federal and state income and franchise tax returns of Baytron for all periods beginning on or after January 1, 1993, and (ii) all tax audit reports, work papers statements of deficiencies, closing or other agreements received by Baytron or on its behalf relating to Taxes.

          (e) Except as disclosed on the Disclosure Schedule or in documents provided to or made available to SESI:

               (i)  The  Returns   of  Baytron  have  never  been
audited by a governmental or taxing authority, nor is any such audit in process, pending or threatened (formally or informally).

               (ii) No deficiencies exist or have been asserted (either formally or informally) or are expected to be asserted with respect to Taxes of Baytron, and no notice (either formally or informally) has been received by Baytron that it has not filed a Return or paid Taxes required to be filed or paid by it.

               (iii) Baytron is not a party to any pending action or proceeding for assessment or collection of Taxes, nor has such action or proceeding been asserted or threatened (either formally or informally) against it or any of its assets.

               (iv) Except as reflected in the Returns or as disclosed on the Disclosure Schedule, no waiver or extension of any statute of limitations is in effect with respect to Taxes or Returns of Baytron.

               (v) No action has been taken that would have the effect of deferring any liability for Taxes for Baytron from any period prior to the Closing Date to any period after the Closing
Date.

               (vi) There are no requests for rulings, subpoenas or requests for information pending with respect to Baytron.

               (vii) No power of attorney has been granted by Baytron, with respect to any matter relating to Taxes.

               (viii) The amount of liability for unpaid Taxes of Baytron for all periods ending on or before the Effective Date will not, in the aggregate, exceed the amount of the current liability accruals for Taxes, as such accruals are reflected on the balance sheet of Baytron as of the Closing Date.

          (f) Except as disclosed on the Disclosure Schedule, or as described in documents furnished to or made available to SESI:

               (i) Baytron has not made an election, and is not required to treat any asset as owned by another person for federal income tax purposes or as tax-exempt bond financed property or tax-exempt use property within the meaning of section 168 of the Code.

               (ii) Baytron   has   not  issued  or  assumed  any
indebtedness that is subject to section 279(b) of the Code.

               (iii) Baytron has not entered into any compensatory agreements with respect to the performance of services which payment thereunder would result in a nondeductible expense to Section 280G of the Code or an excise tax to the recipient of such payment pursuant to Section 4999 of the Code.

               (iv) No election has been made under Section 338 of the Code with respect to Baytron and no action has been taken that would result in any income tax liability to Baytron as a result of deemed election within the meaning of Section 338 of the Code.

               (v) No consent under Section 341(f) of the Code has been filed with respect to Baytron.

               (vi) Baytron has not agreed, nor is it required to make, any adjustment under Code Section 481(a) by reason of change in accounting method or otherwise.

               (vii) Baytron has not disposed of any property that has been accounted for under the installment method.

               (viii) Baytron is not a party to any interest rate swap, currency swap or similar transaction.

               (ix) Baytron is not a United States real property holding corporation within the meaning of Section 897(c)(2) of the Code and SESI is not required to withhold tax on the acquisition of the stock of Baytron.

               (x)  Baytron   has   not   participated   in   any
international boycott as defined in Code Section 999.

               (xi) Baytron is not subject to any joint venture, partnership or other arrangement or contract that is treated as a partnership for federal income tax purposes.

               (xii) Baytron has not made any of the foregoing elections and is not required to apply any of the foregoing rules under any comparable state or local income tax provisions.

               (xiii) Baytron does not have and has never had a permanent establishment in any foreign country, as defined in any applicable tax treaty or convention between the United States and such foreign country.

               (xiv) The transactions contemplated herein are not subject to the tax withholding provisions of Section 3406 of the Code, or of Subchapter A of Chapter 3 of the Code, or of any other provision of law.

          (g)  Set  forth  in  the   Disclosure  Schedule  or  in
documents furnished or made available to SESI is accurate and complete information with respect to each of the following for all tax periods beginning January 1, 1993:

               (i) All material tax elections in effect with respect to Baytron;

               (ii) The  current  tax  basis  of  the  assets  of
                    Baytron;

               (iii)The  net  operating  losses  of  Baytron   by
                    taxable year;

               (iv) The net capital losses of Baytron; and

               (v)  The tax credit carry overs of Baytron.

     Section 4.22 Transactions with Certain Persons. Except for employment relationships in the ordinary course of business, no employee of Baytron or any of their Affiliates is presently a party to any transaction with Baytron, including without limitation any contract, agreement or other arrangement providing for the furnishing of services by or the rental of real or personal property from any such person or from any of their Affiliates.

     Section 4.23 Intellectual Property. Baytron either own or has valid licenses to use all patents, copyrights, trademarks, software, databases, and other technical information used in its business as presently conducted, subject to limitations contained in the agreements governing the use of same, which limitations are customary for companies engaged in businesses similar to Baytron. There are no limitations contained in any such agreements which, upon consummation of the Merger, will alter any such rights, breach any such agreement or any third-party vendor, or require payments of additional sums thereunder. Baytron is in compliance with all such licenses and agreements and there are no pending or, to the best knowledge of the Shareholders, threatened Proceedings challenging or questioning the validity or effectiveness of any license or agreement relating to such property or the right of Baytron to use, copy, modify or distribute the same.

     Section 4.24 Insurance. SESI has been provided access to all insurance policies or binders which relate to Baytron's business. All premiums due under such policies and binders have been paid or accrued for on the Baytron Financial Statements and all such policies and binders are in full force and effect and no notice of cancellation or nonrenewal of any such policy or binder has been received by Baytron and no notice of disallowance of any claim under any insurance policy or binder, whether or not currently in effect, has been received by Baytron. Baytron has no liability for or exposure to any premium expense for expired policies and there are no current claims by Baytron under any such policy or binder nor are there any insured losses for which claims have not been made.

     Section 4.25 Safety and Health. The property and assets of Baytron have been and are being operated in compliance with all Applicable Laws designed to protect safety or health, or both, including without limitation, the Occupational Safety and Health Act, and the regulations promulgated pursuant thereto. Baytron has not received any written notice of any violations, deficiency, investigation or inquiry from any Governmental Entity, employer or third party under any such law and, to the best knowledge of the Shareholders, no such investigation or inquiry is planned or threatened.

     Section 4.26 Bank Accounts; Powers of Attorney. The Disclosure Schedule sets forth with respect to each bank account or cash account maintained at any bank, brokerage or other financial firm, the name of the institution at which such account is maintained, the number of the account, and the names of the individuals having authority to withdraw funds from such account.

     Section 4.27 Compensation Agreements. The Disclosure Schedule lists all written employment, commission, bonus or other compensation and consulting agreements to which Baytron is a party. Except as set forth on the Disclosure Schedule, Baytron is not a party to any written or oral employment, commission, bonus or other compensation or consulting agreement which Baytron may not terminate without any payment or penalty, at will, with or without cause, except to the extent that employment at will may be limited by Applicable Law.

     Section 4.28 Director and Officer Indemnification. The directors and officers of Baytron are not entitled to indemnification by Baytron, except to the extent that indemnification rights are provided for generally in Louisiana and there are no pending claims for indemnification by any director or officer of Baytron.

     Section 4.29 Documents and Written Materials. Originals or true and complete copies of all documents or other written materials underlying items listed in the Disclosure Schedule have been furnished or made available to SESI in the form in which each of such documents is in effect, and will not be modified in any material respect prior to the Closing Date without SESI's prior written consent.

     Section 4.30 Effectiveness of Representations and Warranties. All of the representations and warranties of Baytron and the Shareholders in this Agreement shall be true in all material respects on the Closing Date and shall be deemed to have been made again by Baytron and the Shareholders on and as of the Closing Date.

                            ARTICLE 5
              REPRESENTATIONS AND WARRANTIES OF SESI

     SESI represents and warrants to and agrees with Baytron and the Shareholders as follows:

     Section 5.1 Organization. SESI and Baytron Acquisition are corporations duly organized, validly existing and in good standing under the laws of Louisiana and have all requisite corporate power and authority to own their properties and carry on their businesses as now being conducted.

     Section 5.2 Capitalization. As of the date of this Agreement, the authorized capital stock of SESI consists of 40,000,000 shares of common stock, $.001 par value per share, 17,320,916 of which are validly issued and outstanding, and 5,000,000 of preferred stock, $.001 par value, none of which are outstanding. SESI holds of record all of the issued and outstanding shares of Baytron Acquisition capital stock.

     Section 5.3 Authority; Enforceability. Each of SESI and Baytron Acquisition has the requisite corporate power and authority to execute and deliver this Agreement and to carry out its obligations hereunder. The execution, delivery and performance of this Agreement and the consummation of the Merger and of the other transactions contemplated hereby have been duly authorized by all necessary corporate action on the part of SESI and Baytron Acquisition and no other corporate proceedings on the part of SESI or Baytron Acquisition are necessary to authorize this Agreement or to consummate the transactions so contemplated. This Agreement has been duly executed and delivered by each of SESI and Baytron Acquisition and constitutes a valid and binding obligation of each of SESI and Baytron Acquisition, enforceable against them in accordance with its terms, except as may be limited by applicable bankruptcy, insolvency, reorganization, moratorium and similar laws affecting the enforcement of creditors' rights generally and equitable principles which may limit the availability of certain equitable remedies in certain instances.

     Section 5.4 Consents and Approvals; Conflicts. No filing with or notice to, and no permit, authorization, consent or approval of, any Governmental Entity is necessary for the execution and delivery by SESI and Baytron Acquisition of this Agreement or the consummation by SESI and Baytron Acquisition of the transactions contemplated hereby. Neither the execution and delivery of this Agreement by SESI and Baytron Acquisition, nor the consummation of the transactions contemplated hereby, will violate any of the provisions of the Articles of Incorporation or Bylaws of either SESI or Baytron Acquisition; or conflict with or result in a breach of, or give rise to a right of termination of, or accelerate the performance required by, any terms of any court order, consent decree, note, bond, mortgage, indenture, deed of trust, or any license or agreement binding on either SESI or Baytron Acquisition or to which either SESI or Baytron Acquisition is subject or a party, or constitute a default thereunder, or result in the creation of any Lien upon any of the assets or result in the creation of any Lien upon any of the assets of SESI or Baytron Acquisition, except for any such conflict, breach, termination, acceleration, default or Lien which would not have a material adverse effect on (a) the business, assets or financial condition of SESI or Baytron Acquisition or (b) either SESI's or Baytron Acquisition's ability to consummate any of the transactions contemplated hereby.

     Section 5.5 SESI Stock.   All shares of SESI Common Stock to
be issued pursuant to this Agreement will be, when issued, duly authorized, validly issued, fully paid and non-assessable.

     Section 5.6 SESI Disclosure. The SESI Disclosure Documents do not include any misstatement of any fact material to the assets, business, operations, financial condition and prospects of SESI, taken as a whole, or omit to state such a material fact necessary in order to make the statements, in the light of the circumstances under which they are made, not misleading.

     Section 5.7 Effectiveness of Representations and Warranties. All of the representations and warranties of SESI in this Agreement shall be true in all material respects on the Closing Date and shall be deemed to have been made again by SESI on and as of the Closing Date.


                            ARTICLE 6
                      PRE-CLOSING COVENANTS

     Section 6.1 Legal Requirements to Merger. Subject to the conditions set forth in Section 7 and to the other terms and provisions of this Agreement, each of the parties to this Agreement agrees to take, or cause to be taken, all reasonable actions necessary to comply promptly with all legal requirements applicable to it with respect to the Merger and will promptly cooperate with and furnish information to each other in connection with any such requirements imposed upon any of them in connection with the Merger. Each of Baytron, SESI, Baytron Acquisition and the Shareholders will take all reasonable actions necessary to obtain, and will cooperate with each other in obtaining, any consent, authorization, order or approval of, or any exemption by, any Governmental Entity or other public or private party, required to be obtained or made by it in connection with the Merger or the taking or any action contemplated by this Agreement.

     Section 6.2 Access to Properties and Records. Until the Effective Time, Baytron and the Shareholders shall allow SESI and its authorized representatives full access, during normal business hours and on reasonable notice, to all of Baytron's properties, offices, vehicles, equipment, inventory and other assets, documents, files, books and records, in order to allow SESI a full opportunity to make such investigation and inspection as its desires of Baytron's business and assets. Baytron and the Shareholders shall further use their best efforts to cause the employees, counsel and regular independent certified public accountants of Baytron to be available upon reasonable notice to answer questions of SESI's representatives concerning the business and affairs of Baytron, and shall further use their best efforts to cause them to make available all relevant books and records in connection with such inspection and examination, including without limitation work papers for all audits and reviews of financial statements of Baytron.

     Section 6.3 Conduct of Business. From and after the date of this Agreement and until the Closing Date, Baytron and SESI shall each conduct their respective businesses in the ordinary course and consistently with past practice, except as expressly required or otherwise permitted by this Agreement, and shall not take or permit any action which would cause any of their representations made in this Agreement not to be true and correct on the Closing Date.

     Section 6.4 Public Statements. Prior to the Effective Time, none of the parties to this Agreement shall, and each party shall use its best efforts so that none of its advisors, officers, directors or employees shall, except with the prior written consent of the other parties, publicize, announce or describe to any third person, except their respective advisors and employees, the execution or terms of this Agreement, the parties hereto or the transactions contemplated hereby, except as required by law or as required pursuant to this Agreement to obtain the consent of such third person; provided, in any case, that SESI may make such disclosures and announcements as may be necessary or advisable under applicable securities laws.

     Section 6.5 No Solicitation. The Shareholders and Baytron will not, prior to the Effective Time or the termination of this Agreement pursuant to Section 9.1, (nor will they permit any of their affiliates or any of Baytron's officers, directors or agents to) directly or indirectly solicit or participate or engage in or initiate any negotiations or discussions, or enter into or authorize any agreement or agreements in principle, or announce any intention to do any of the foregoing, with respect to any offer or proposal to acquire all or any significant part of Baytron's business and properties or any Baytron Common Stock whether by merger, purchase of assets, purchase of stock or otherwise. The Shareholders and Baytron will notify SESI promptly upon receipt of any inquiry, offer or other communication from any third party regarding any such activities.

     Section 6.6 Update Information. Each party hereto will promptly disclose to the other any information contained in its representations and warranties that because of an event occurring after the date hereof is incomplete or no longer correct; provided, however, that none of such disclosures will be deemed or modified, amend, or supplement the representations and warranties of such party, unless the other party consents to such modification, amendment, or supplement in writing.


                            ARTICLE 7
                        CLOSING CONDITIONS

     Section 7.1 Conditions Applicable to all Parties. The respective obligations of each party to consummate the Merger shall be subject to the satisfaction or, where permissible, waiver by such party of the following conditions at or prior to the Effective Time:

          (a) No statute, rule, regulation, executive order, decree, preliminary or permanent injunction or restraining order shall have been enacted, entered, promulgated or enforced by any court of competent jurisdiction or other Governmental Entity which prohibits or restricts the consummation of the Merger and no action, suit, claim or proceeding by a state or federal Governmental Entity before any court or other Governmental Entity shall have been commenced and be pending which seeks to prohibit or restrict the consummation of the Merger.

          (b) SESI and Baytron shall have received an opinion of Jones, Walker, Waechter, Poitevent, Carrere & Denegre L.L.P. to the effect that the Merger constitutes a reorganization within the meaning of Sections 368(a)(1)(A) and 368(a)(2)(D) of the Code, that the Shareholders will recognize no gain or loss for federal income tax purposes with respect to the SESI Common Stock received by them in connection with the Merger, and that no gain or loss for federal income tax purposes will be recognized by SESI, Baytron Acquisition or Baytron as a result of the Merger.

          (c) Each Person specified in Exhibit "B" shall have entered into an Employment Agreement having the terms specified therein.

     Section 7.2 Conditions to Obligations of SESI and Baytron Acquisition. The obligations of SESI and Baytron Acquisition to effect the Merger are subject to the satisfaction of the following conditions unless waived by SESI and Baytron
Acquisition:

          (a) The representations and warranties of Baytron and the Shareholders set forth in this Agreement shall be true and correct in all material respects as of the date of this Agreement and as of the Closing Date as though made on and as of the Closing Date, except as otherwise contemplated by this Agreement, and Baytron and the Shareholders shall have performed in all material respects all obligations required to be performed by them under this Agreement at or prior to the Closing Date.

          (b) All consents and approvals of third parties necessary for consummation of the Merger shall have been obtained. Baytron shall have used its best efforts to obtain all necessary permits, authorizations, consents and approvals required by such Governmental Entities prior to the Closing Date.

          (c) SESI and Baytron Acquisition shall have had a full opportunity to conduct inspections of the operating assets and books and records of Baytron.

          (d) Baytron shall have provided SESI certified copies of its Articles of Incorporation and Bylaws and certificates of existence, good standing and qualification to do business as a foreign corporation, certified by the Secretary of State of the State of Louisiana.

          (e) SESI shall have received a certificate of a duly authorized officer of Baytron, dated the Closing Date, certifying as to the incumbency of any person executing this Agreement or any certificate or other document delivered in connection with this Agreement and certifying as to such other matters as SESI shall reasonably request.

          (f)  Any  and  all  changes  made   to  the  Disclosure
Schedule or to the representations and warranties of Baytron and the Shareholders shall be satisfactory in all respects to SESI.

     Section 7.3 Conditions to Obligations of Baytron and Shareholders. The obligations of Baytron and the Shareholders to effect the Merger are subject to the satisfaction for the following conditions, unless waived by Baytron and all of the
Shareholders:

          (a) The representations and warranties of SESI and Baytron Acquisition set forth in this Agreement shall be true and correct in all material respects as of the date of this Agreement and as of the Closing Date as though made on and as of the Closing Date, except as otherwise contemplated by this Agreement, and SESI and Baytron Acquisition shall have performed in all material respects all obligations required to be performed by them under this Agreement at or prior to the Closing Date.

          (b) Baytron and the Shareholders shall have received a certificate of a duly authorized officer of SESI and Baytron Acquisition, dated the Closing Date, and certifying as to the incumbency of any person executing this Agreement or any certificate or other document delivered in connection with this Agreement and certifying such other matters as Baytron or the Shareholders shall reasonably request.


                            ARTICLE 8
                      POST-CLOSING COVENANTS

     Section 8.1 Bonus Pool. SESI will cause Baytron Acquisition following the Effective Time to establish an employee bonus pool for its employees for the 12 month periods ending July 31, 1997, 1998 and 1999 in accordance with this Section 8.1. If Baytron Acquisitions' income before bonus and income taxes as determined in accordance with generally accepted principles exceeds $470,000, in any of these periods then a bonus pool of $50,000 will be established for that year for the benefit of the Baytron Acquisition's employees to be allocated as determined by Jim or Judy Edwards.

     Section 8.2 Motor Home. Prior to the Closing Date (a) Baytron shall cause the motor home it owns to be conveyed to Mr. Jim Edwards in such a manner so that following the Closing Baytron Acquisition will not recognize a loss for financial reporting purposes and (b) Mr. Edwards shall assume any obligations, including those related to indebtedness for borrowed money, related to the motor home.

     Section 8.3 Location. SESI shall cause Baytron Acquisition for a period of three years from the Closing Date to maintain its principal executive office in the offices occupied by Baytron prior to the Effective Time and will continue to pay $3,000 monthly rent pursuant to a lease agreement mutually satisfactory to the Shareholders and Baytron Acquisition.

     Section 8.4 Registration and Repurchase Rights.

          (a) Subject to Section 8.4(b) at any time after September 30, 1996, the Shareholders may, acting together, jointly request in writing that SESI effect the registration under the Securities Act of all or any part of the Registrable Shares owned by the Shareholders. If the Shareholders intend to distribute the Registrable Shares by means of an underwriting, they shall so advise SESI in their request. Thereupon, SESI shall, as expeditiously as possible, take such steps as are necessary to effect the registration of all Registrable Shares that SESI has been requested to so register. SESI shall be obligated to prepare and file at its expense one registration statement under the Securities Act pursuant to this Section 8.4(a); provided, however, that SESI may for up to a 90 day period defer filing a registration statement and from time to time suspend the ability of the Shareholders to resell Registrable Shares pursuant to such registration statement if SESI reasonably concludes, after consultation with the Shareholders, that filing a registration statement or updating the prospectus contained therein would (i) interfere with or adversely affect the negotiation or completion of any transaction that is being contemplated by SESI at the time the right to delay is exercised or (ii) involve an initial or continuing disclosure obligation that would not be in the best interest of SESI's stockholders. If at any time SESI defers filing a registration statement or suspends the ability to sell the Registrable Shares pursuant to such registration statement, SESI shall use its best efforts to file such registration statement or permit resales of Registrable Shares pursuant to such registration statement as soon as thereafter as practicable; provided, however, that the foregoing shall not require SESI to alter its actions with respect to any pending corporate developments or business transactions of the nature described in clauses (i) and (ii) above.

          (b) If the Shareholders request that SESI effect the registration of Registrable Shares pursuant to Section 8.4(a), then SESI shall in lieu of proceeding with filing a registration statement have the option exercisable within 5 business days of receipt of such request to purchase all or any portion of the Registrable Shares requested to be registered pursuant to Section 8.4(a) for the Exercise Price upon the terms and conditions stated in this Section 8.4(b). This option may be exercised any number of times and from time to time for all or a portion of the Registrable Shares requested to be registered pursuant to Section 8.4(a). This option may be exercised by giving written notice to the Shareholders, which notice shall state (i) the number of Registrable Shares to be purchased, (ii) the aggregate Exercise Price for such Registrable Shares and (iii) the date specified for the closing of such purchase, which date shall not be more than 10 days after giving such notice.

          (c) If SESI declines to take the steps necessary to effect the registration of Registrable Shares requested by the Shareholders or suspends the ability of the Shareholders to resell Registrable Shares pursuant to such registration statement pursuant to Section 8.4(a) because of pending corporate developments or business transactions of the nature described in clauses (i) and (ii) thereof, then the Shareholders shall have the right upon each such occurrence to require that SESI repurchase up to 100,000 of the Registrable Shares for the Exercise Price. This right may be exercised by giving written notice to SESI, which notice shall state (i) the number of Registrable Shares to be sold to SESI, (ii) the aggregate Exercise Price for such Registrable Shares and (iii) the date specified for the closing of such purchase, which date shall not be less than 10 days after giving such notice.

          (d) Whenever SESI proposes to file a registration statement (other than pursuant to Section 8.4(a)) relating to SESI Common Stock proposed to be sold for SESI's account at any time and from time to time, it will, prior to such filing, given written notice to all Shareholders of its intention to do so and, upon the written request of a Shareholder or Shareholders given within 30 days after SESI provides such notice (which request shall state the intended method of disposition of such Registrable Shares), SESI shall use its best efforts to cause all Registrable Shares that SESI has been requested by such Shareholder or Shareholders to register to be registered under the Securities Act to the extent necessary to permit their sale or other disposition in accordance with the intended methods of distribution specified in the request of such Shareholder or Shareholders; provided that SESI shall have the right to postpone or withdraw any registration effected pursuant to this Section 8.4(d) without obligation to any Shareholder. In connection with any offering under this Section 8.4(d) involving an underwriting, SESI shall not be required to include any Registrable Shares in such offering unless the holders thereof accept the terms of the underwriting as agreed upon between SESI and the underwriters selected by it (provided that such terms must be consistent with this Agreement), and then only in such quantity as will not, in the opinion of the underwriters, jeopardize the success of the offering by SESI. If in the opinion of the managing underwriter the registration of all, or part of, the Registrable Shares that the Shareholders have requested to be included would materially and adversely affect such public offering, then SESI shall be required to include in the underwriting only that number of
Registrable Shares, if any, that the managing underwriter believes may be sold without causing such adverse effect.

          (e) SESI will pay all the expenses incurred by SESI in complying with this Section 8.4, including, without limitation, all registration and filing fees, exchange listing fees, printing expenses, fees, and expenses of counsel for SESI, state "blue sky" fees and expenses, and the expense of any special audits incident to or required by any such registration, but excluding underwriting discounts, selling commissions, and the fees and expenses of selling Shareholders' own counsel.

          (f) Each Shareholder agrees not to effect any public sale or distribution (including sales pursuant to Rule 144) of Registrable Shares during the seven (7) days prior to (provided that such Shareholders receive a notice from SESI of a commencement of such 7-day period) and up to a 180-day period beginning on the effective date of any underwritten registration effected pursuant to Section 8.4(a) or any registration effected pursuant to Section 8.4(d) in which Registrable Shares are included (except as part of such underwritten registration), that may be requested by the underwriters managing the public offering.

          (g) If and whenever SESI is required by the provisions of this Agreement to use its best efforts to effect the registration of any of the Registrable Shares under the Securities Act, SESI shall file with the Securities and Exchange Commission a registration statement with respect to such Registrable Shares and use its best efforts to cause that registration statement to become and remain effective and any amendments and supplements to the registration statement and the prospectus included in the registration statement as may be necessary to keep the registration statement effective, in the case of a firm commitment underwritten public offering, until each underwriter has completed the distribution of all securities purchased by it and, in the case of any other offering, until the earlier of the sale of all Registrable Shares covered thereby or 90 days after the effective date thereof.

          (h) Each holder of Registrable Shares included in any registration shall furnish to SESI such information regarding such holder and the distribution proposed by such holder as SESI may request in writing and as shall be required in connection with any registration, qualification or compliance referred to in this Section 8.4.

          (i)  SESI agrees to:

               (i)  comply  with  the requirements of Rule 144(c)
under  the  Securities  Act  with  respect   to   current  public
information about SESI;

               (ii) use  its  best  efforts  to  file  with   the
Securities and Exchange Commission in a timely manner all reports and other documents required of SESI under the Securities Act and the Exchange Act; and

                (iii) furnish to any holder of Registrable Shares upon request (i) a written statement by SESI as to its compliance with the requirements of Rule 144(c) and the reporting requirements of the Securities Act and the Exchange Act, (ii) a copy of the most recent annual or quarterly report of SESI, and
(iii) such other reports and documents of SESI as such holder may reasonably request to avail itself of any similar rule or regulation of the Securities and Exchange Commission allowing it to sell any such securities without registration.


                            ARTICLE 9
                    TERMINATION AND AMENDMENT

     Section 9.1 Termination. This Agreement may be terminated and the Merger may be abandoned at any time prior to the Effective Time:

          (a)  by mutual consent of SESI and Baytron;

          (b) by SESI or Baytron, if (a) there shall have been a material breach of any representation, warranty, covenant or agreement on the part of Baytron or the Shareholders or on the part of SESI or Baytron Acquisition, as the case maybe, which breach shall not have been cured prior to the earlier of (i) 10 days following notice of such breach and (ii) the Closing Date; or (b) any permanent injunction or other order of a court or other competent Governmental Entity preventing the consummation of the Merger shall have become final and nonappealable; or

          (c) by SESI, Baytron or any Shareholder if the Merger shall not have been consummated on or before August 30, 1996; provided, that the right to terminate this Agreement under this
Section 9.1(c) shall not be available to any party whose breach of its representations and warranties in this Agreement or whose failure to perform any of its covenants and agreements under this Agreement has resulted in the failure of the Merger to occur on or before such date.

     Section 9.2 Effect of Termination. In the event of a termination of this Agreement by either Baytron or SESI as provided in Section 9.1, this Agreement shall forthwith become void and there shall be no liability or obligation under any provisions hereof on the part of SESI, Baytron Acquisition or Baytron or their respective officers, directors or stockholders, except (a) pursuant to the covenants and agreements contained in
Section 11.1 and this Section 9.2 and (b) to the extent that such termination results from the willful material breach by a party hereto of any of its representations, warranties, covenants or agreements set forth in this Agreement, in which case the non-breaching party shall have a right to recover its damages caused thereby.

     Section 9.3 Amendment.   This  Agreement  may not be amended
except by an instrument in writing signed by each of the parties hereto.

     Section 9.4 Extension; Waiver. At any time prior to the Effective Time, the parties hereto may, in their respective sole discretion and to the extent legally allowed, (a) extend the time for the performance of any of the obligations or other acts of the other parties hereto; (b) waive any inaccuracies in the representations and warranties contained herein or in any document delivered pursuant thereto; and (c) waive compliance with any of the agreements or conditions contained herein. Any agreement on the part of a party hereto to any such extension or waiver shall be valid only if set forth in a written instrument signed by or on behalf of such party.


                            ARTICLE 10
                    INDEMNIFICATION; REMEDIES

     Section 10.1 Indemnification by Seller. Except as otherwise expressly provided in this Section 10 the Shareholders shall defend, indemnify and hold harmless SESI and each of SESI's
officers,   directors,  employees,  Affiliates,  successors   and
assigns (SESI and such persons, collectively, "SESI's Indemnified Persons"), and shall reimburse SESI's Indemnified Persons, for, from and against each and every demand, claim, action, loss
(which   shall  include  any  diminution  in  value),  liability,
judgment,   damage,   cost   and   expense   (including,  without
limitation,   interest,  penalties,  costs  of  preparation   and
investigation,   and   the  reasonable  fees,  disbursements  and
expenses  of  attorneys,  accountants   and   other  professional
advisors) (collectively, "Losses") imposed on or incurred by SESI's Indemnified Persons, directly or indirectly, relating to, resulting from or arising out of: (a) any inaccuracy in any representation or warranty of Seller in this Agreement or any certificate, document or other instrument delivered or to be delivered pursuant hereto in any respect whether or not SESI's Indemnified Persons relied thereon or had knowledge thereof or
(b) any breach or nonperformance of any covenant, agreement or other obligation of Baytron or the Shareholders under this Agreement or any certificate, document or other instrument delivered or to be delivered pursuant hereto; provided, however, that, except for a knowing and intentional breach of any representation or warranty of Baytron and the Shareholders in this Agreement (as to which there shall be no Minimum Amount), Shareholders shall have no liability under Section 10.1(a) unless and until the aggregate of all Losses resulting therefrom exceeds $25,000 (the "Shareholder's Minimum Amount"), in which event Seller shall be liable for all Losses in excess of Seller's Minimum Amount.

     Section 10.2 Indemnification  by  SESI.   Except as otherwise
expressly  provided  in  this  Article  10,  SESI  shall  defend, indemnify  and  hold  harmless  to Shareholders and each  of  the
Shareholders'  successors  and  assigns   (Shareholder  and  such
persons, collectively, "Shareholders' Indemnified Persons"), and shall reimburse Shareholders' Indemnified Persons for, from and against all Losses imposed on or incurred by Shareholders's
Indemnified  Persons,  directly  or  indirectly,   relating   to,
resulting from or arising out of: (a) any inaccuracy in any representation or warranty in any respect, whether or not Shareholders' Indemnified Persons relied thereon or had knowledge thereof, or (b) any breach or nonperformance of any covenant, agreement or other obligation of SESI under this Agreement or any certificate, document or other instrument delivered or to be delivered pursuant hereto; provided, however, that SESI shall have no liability under this Article 10 unless and until the aggregate of all Losses exceeds $25,000 ("SESI Minimum Amount"), in which event SESI shall be liable for all Losses in excess of the SESI's Minimum Amount.

     Section 10.3 Notice and Defense of Third Party Claims. If any third party demand, claim, action or proceeding shall be brought or asserted under this Article 10 against an indemnified party or any successor thereto (the "Indemnified Person") in respect of which indemnity may be sought under this Article 10 from an indemnifying person or any successor thereto (the "Indemnifying Person"), the Indemnified Person shall give prompt written notice thereof to the Indemnifying Person who shall have the right to assume its defense, including the hiring of counsel reasonably satisfactory to the Indemnified Person and the payment of all expenses; except that any delay or failure to so notify the Indemnifying Person shall relieve the Indemnifying Person of its obligations under this Article 10 only to the extent, if at all, that it is prejudiced by reason of such delay or failure. The Indemnified Person shall have the right to employ separate counsel in any of the foregoing actions, claims or proceedings and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of the
Indemnified Person unless both the Indemnified Person and the Indemnifying Person are named as parties and the Indemnified Person shall in good faith determine that representation by the
same   counsel   is   inappropriate.    In  the  event  that  the
Indemnifying Person, within ten days after notice of any such action or claim, does not assume the defense thereof, the Indemnified Personal shall have the right to undertake the defense, compromise or settlement of such action, claim or proceeding for the account of the Indemnifying Person, subject to the right of the Indemnifying Person to assume the defense of
such  action,   claim   or  proceeding  with  counsel  reasonably
satisfactory to the Indemnified Person at any time prior to the settlement, compromise or final determination thereof. Anything
in   this  Article  10  to  the  contrary  notwithstanding,   the
Indemnifying Person shall not, without the Indemnified Person's prior consent, settle or compromise any action or claim or consent to the entry of any judgment with respect to any action, claim or proceeding for anything other than money damages paid by
the Indemnifying  Person.   The  Indemnifying Person may, without
the Indemnified Person's prior consent, settle or compromise any such action, claim or proceeding or consent to entry of any judgment with respect to any such action or claim that requires solely the payment of money damages by the Indemnifying Person and that includes as an unconditional term thereof the release by the claimant or the plaintiff of the Indemnified Person from all liability in respect of such action, claim or proceeding.


                            ARTICLE 11
                          MISCELLANEOUS

     Section 11.1 Confidentiality. Until the Effective Time and subsequent to the termination of this Agreement pursuant to
Section 9.1, each of SESI and Baytron Acquisition will keep confidential and will not disclose to any third party any
information  obtained   by   it   from   Baytron   or   Baytron's
representatives in connection with this Agreement except (a) that information may be disclosed by SESI and Baytron Acquisition to their advisors in connection with the negotiation of and the activities conducted pursuant to this Agreement, or (b) to the extent that such information is or becomes generally available to the public through no act or omission of SESI or Baytron Acquisition in violation of this Agreement.

     Section  11.2  Survival  of  Representations, Warranties  and
Agreements.   The  representations,   warranties,  covenants  and
agreements in this Agreement (or in any Exhibit hereto) or in any instrument delivered pursuant to this Agreement shall survive the Closing and shall not be limited or affected by any investigation by or on behalf of any party hereto.

     Section 11.3 Notices. All notices hereunder must be in writing and shall be deemed to have given upon receipt of delivery by: (a) personal delivery to the designated individual,
(b) certified or registered mail, postage prepaid, return receipt requested, (c) a nationally recognized overnight courier service (against a receipt therefor) or (d) facsimile transmission with confirmation of receipt. All such notices must be addressed as follows or such other address as to which any party hereto may have notified the other in writing:

     If to SESI or Baytron Acquisition, to:

     1503 Engineers Road
     Belle Chase, LA  70037
     Attention:  Terence Hall
     Facsimile transmission No.:  504-393-0003

     if to Baytron, to:

     47 Fairfield Avenue
     Gretna, LA  70056
     Attention:  Jim Edwards
     Facsimile transmission No.

     or if to the Shareholders, to:

     47 Fairfield Avenue
     Gretna, LA  70056
     Attention:  Jim Edwards
     Facsimile transmission No.

     Section 11.4 Headings; Gender. When a reference is made in this Agreement to a section, exhibit or schedule, such reference shall be to a section, exhibit or schedule of this Agreement unless otherwise indicated. The table of contents and headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. All personal pronouns used in this Agreement shall include the other genders, whether used in the masculine, feminine or neuter gender, and the singular shall include the
plural  and   vice  versa,  whenever  and  as  often  as  may  be
appropriate.


     Section 11.5 Entire Agreement; No Third Party Beneficiaries. This Agreement (including the documents, exhibits and instruments referred to herein) (a) constitutes the entire agreement and
supersedes   all   prior   agreements,   and  understandings  and
communications, both written and oral, among the parties with respect to the subject matter hereof, and (b) is not intended to confer upon any person other than the parties hereto any rights or remedies hereunder.

     Section 11.6 Governing Law. This Agreement shall be governed and construed in accordance with the laws of the State of
Louisiana  without  regard   to   any  applicable  principles  of
conflicts of law.

     Section 11.7 Assignment. Neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by any of the parties hereto (whether by operation of law or otherwise) without the prior written consent of the other parties, except that Baytron Acquisition may assign any or all of Baytron Acquisition's rights, interests and obligations hereunder to SESI or to any wholly owned subsidiary of SESI. Subject to the preceding sentence, this Agreement will be binding upon, inure to the benefit of and be enforceable by the parties and their respective successors and assigns.

     Section 11.8 Severability. If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by reason of any rule of law or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected
in any adverse manner to either party.   Upon  such determination
that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner to the end that the transactions contemplated hereby are fulfilled to the extent possible, and in any case such term or provision shall be deemed amended to the extent necessary to make it no longer invalid, illegal or unenforceable.

     Section 11.9 Counterparts. This Agreement may be executed in multiple counterparts, each of which shall be deemed an original and all of which taken together shall constitute one and the same document.

     IN WITNESS WHEREOF, SESI, Baytron and the Shareholders have caused this Agreement to be signed themselves or by their respective duly authorized officers as of the date first written above.

                              SUPERIOR ENERGY SERVICES, INC.



                                   By:   /s/ Terence Hall
                                            Terence Hall
                                             President

                              BAYTRON ACQUISITION, INC.



                              By:      /s/ Terence Hall
                                            Terence Hall
                                             President

                              BAYTRON, INC.



                              By:      /s/ James Edwards
                                           James Edwards
                                             President

                                        /s/ James Edwards
                                           James Edwards

                                        /s/ Judy Edwards
                                           Judy Edwards